SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2009

ADEONA PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3930 Varsity Drive, Ann Arbor, Michigan 48106
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                      Completion of Acquisition or Disposition of Assets

On July 16, 2009, Adeona Pharmaceuticals, Inc. (“the Registrant”) filed a Current Report on Form 8-K (the “Original Current Repot”) reporting that, on July 9, 2009, the Registrant completed the acquisition of all of the outstanding membership interests in Hart Lab, LLC, an Illinois limited liability company and CLIA-certified clinical laboratory pursuant to a limited liability company purchase agreement dated May 30, 2009, as amended.  In the Original Current Report, the Registrant indicated that it would file the financial statements and pro forma financial information required pursuant to Item 9.01(a) and (b) of Form 8-K by amendment to the Original Current Report. This Amendment No. 1 to the Original Current Report contains the required financial statements and pro forma financial information which was not available at the time the Original Current Report was filed.

Item 9.01.                      Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

(i)           Audited balance sheets of Hart Lab, LLC as of December 31, 2008 and 2007, and the related statements of operations, statement of changes in member’s equity (deficit), and statements of cash flows of Hart Lab, LLC for the years then ended, and the notes related thereto, including the Report of Independent Registered Public Accounting Firm, issued by Berman & Company, P.A., dated September 21, 2009.  (Said audited financial statements of Hart Lab, LLC are attached as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.)

(ii)           Unaudited balance sheet of Hart Lab, LLC, as of June 30, 2009 and the related unaudited statements of operations and cash flows of Hart Lab, LLC, for the six months ended June 30, 2009 and 2008, and the notes related thereto.  (Said unaudited financial statements of Hart Lab, LLC are attached as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.)

(b)           Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheets of the Registrant and Hart Lab, LLC as of June 30, 2009 and December 31, 2008.  The unaudited pro forma combined statements of operations for the six months ended June 30, 2009 and for the year ended December 31, 2008 that give effect to the Registrant’s acquisition of Hart Lab, LLC, are attached as Exhibit 99.5 to this Form 8-K/A and are incorporated herein by reference.

(d)           Exhibits

The following exhibits are being filed as part of this Report.

Exhibit Number	Description

99.3
Audited balance sheets of Hart Lab, LLC as of December 31, 2008 and 2007, and the related statements of operations, changes in member’s equity (deficit) and cash flows of Hart Lab, LLC for the years then ended, and the notes related thereto, including the Report of Independent Registered Public Accounting Firm, issued by Berman & Company, P.A., dated September 21, 2009.

99.4
Unaudited balance sheet of Hart Lab, LLC as of June 30, 2009 and the related unaudited statements of operations and cash flows for the six months ended June 30, 2009 and 2008 of Hart Lab, LLC, and the notes related thereto.

99.5
Unaudited pro forma condensed combined balance sheets of the Registrant and Hart Lab, LLC as of June 30, 2009 and December 31, 2008, and the related unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2009 and for the year ended December 31, 2008 that give effect to the Registrant’s acquisition of Hart Lab, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS INC.

Date: September 23, 2009	By: /s/ Max Lyon
	Name:	Max Lyon
	Its:	Chief Executive Officer

Exhibit Number	Description

99.3
Audited balance sheets of Hart Lab, LLC as of December 31, 2008 and 2007, and the related statements of operations, changes in member’s equity (deficit) and cash flows of Hart Lab, LLC for the years then ended, and the notes related thereto, including the Report of Independent Registered Public Accounting Firm, issued by Berman & Company, P.A., dated September 21, 2009.

99.4
Unaudited balance sheet of Hart Lab, LLC as of June 30, 2009 and the related unaudited statements of operations and cash flows for the six months ended June 30, 2009 and 2008 of Hart Lab, LLC, and the notes related thereto.

99.5
Unaudited pro forma condensed combined balance sheets of the Registrant and Hart Lab, LLC as of June 30, 2009 and December 31, 2008, and the related unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2009 and for the year ended December 31, 2008 that give effect to the Registrant’s acquisition of Hart Lab, LLC.